UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 2, 2017
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VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
8214 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement
On August 2, 2017, Veritex Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stephens Inc., as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), to issue and sell 1,987,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $26.25 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 298,050 shares of Common Stock at the public offering price, less the underwriting discount (the “Over-Allotment Option”). On August 2, 2017, the Underwriters elected to exercise the Over-Allotment Option in full.
After deducting underwriting discounts and commissions and estimated offering expenses, and with the Underwriter’s exercise of the Over-Allotment Option, the Company expects the net proceeds of the Offering to be approximately $56.4 million. The Company intends to use the net proceeds from the Offering to fund the cash consideration portion of its proposed merger with Liberty Bancshares, Inc. (“Liberty Bancshares”) and for other general corporate purposes, including to support its continued growth, including investments in its bank subsidiary and future strategic acquisitions. The Offering closed on August 7, 2017.
The Underwriting Agreement contains customary representations, warranties and agreements of the Company, customary conditions to closing, obligations of the parties and termination provisions. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
Pursuant to the Underwriting Agreement, each of the Company’s directors and executive officers entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.
The offer and sale of shares of Common Stock sold in the Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207934) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on November 25, 2015, as supplemented by the prospectus supplement dated August 2, 2017. In addition, a related registration statement on Form S-3 (File No. 333-219622) was filed pursuant to Rule 462(b) under the Securities Act on August 2, 2017, which became effective on filing.
Item 7.01 Regulation FD Disclosure.
On August 2, 2017, the Company issued a press release announcing the pricing of the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished as Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement, dated August 2, 2017, by and between Veritex Holdings, Inc. and Stephens Inc.

5.1	Opinion of Norton Rose Fulbright US LLP regarding the legality of the Common Stock.

23.1	Consent of Norton Rose Fulbright US LLP (included in Exhibit 5.1 filed herewith).

99.1	Press release announcing the pricing of the Offering dated August 2, 2017.
Special Note Concerning Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect the current views of the Company’s management with respect to, among other things, future events and the Company’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include successfully implementing its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continuing to sustain internal growth rate; providing competitive products and services that appeal to its customers and target market; continuing to have access to debt and equity capital markets and achieving its performance goals. The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Important Additional Information
The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of the Company and Liberty Bancshares, the Company will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). The registration statement will include a joint proxy statement of the Company and Liberty Bancshares, which also will constitute a prospectus of the Company, which the Company and Liberty Bancshares will send to their respective shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF LIBERTY BANCSHARES AND THE COMPANY ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When filed, this document and other documents relating to the merger filed by the Company can be obtained free of charge from the SEC’s website at www.sec.gov.
The Company and Liberty Bancshares and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their stockholders in connection with the proposed transaction. Information about the Company’s participants may be found in the definitive proxy statement of the Company relating to its 2017 Annual Meeting of Stockholders filed with the SEC on April 10, 2017. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the joint proxy statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By: /s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: August 7, 2017

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement, dated August 2, 2017, by and between Veritex Holdings, Inc. and Stephens Inc.

5.1	Opinion of Norton Rose Fulbright US LLP regarding the legality of the Common Stock.

23.1	Consent of Norton Rose Fulbright US LLP (included in Exhibit 5.1 filed herewith).

99.1	Press release announcing the pricing of the Offering dated August 2, 2017.